Container Purchases (Tables)	12 Months Ended
Dec. 31, 2018
Property Plant And Equipment [Abstract]
Component of Containers and Fixed Assets, Net	The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows and there were no intangible assets recognized related to the leases:

Containers, net	$18,453
Other net assets	1,440
Purchase price	$19,893